THIS STOCK OPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

STOCK OPTION AGREEMENT

This AGREEMENT is entered into as of the ______day of __________, 2008 (the "Date of Grant").

BETWEEN:

EUOKO GROUP INC., a company incorporated pursuant to the laws of the State of Nevada, with an office at
_____________________________________________

(the "Company")

AND:

________________________________________________________

(the "Optionee")

WHEREAS:

A. The Company's board of directors (the "Board") has adopted, or plans to adopt, a Stock Option Plan (the "Plan"), whereby the Board is authorized to grant stock options to purchase common shares of the Company to the directors, officers, employees and consultants of the Company;

B. On July 23, 2007, the Company and Julio Alexis Torres Lopez (“Julio”), Brandon C. Truaxe (“Brandon”) and CMMG Finance Inc. (together, the “Vendors”) entered into an Amended and Restated Share Exchange Agreement (the “Amended Agreement”) whereby the Company agreed to purchase all of the issued and outstanding shares of Euoko Inc. from the Vendors for total consideration of $145,000, the issuance of 1,500,000 options to purchase common stock of the Company (the “Options”) and other mutual covenants and agreements;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. In this Agreement

1.1 In this Agreement, the following terms shall have the following meanings:

(a)	"Common Stock" means the shares of common stock of the Company;

(b)	"Exercise Price" means $1.00;

(c)	"Expiry Date" means ___, 2013;

(d)

"Notice of Exercise" means a notice in writing addressed to the Company at its address first recited hereto (or such other address of which the Company may from time to time notify the Optionee in writing), substantially in the form attached as Schedule "A" hereto, which notice shall specify therein the number of Optioned Shares in respect of which the Options are being exercised;

(e)

"Options" means the irrevocable right and option to purchase, from time to time, all, or any part of the Optioned Shares granted to the Optionee by the Company pursuant to Section 1.2 of this Agreement;

(f)	"Optioned Shares" means the shares of Common Stock that are issued pursuant to the exercise of the Options;

(g)

“Plan” means the Stock Option Plan that the Board has adopted, or plans to adopt, whereby the Board is authorized to grant stock options to purchase common shares of the Company to the directors, officers, employees and consultants of the Company;

(h)	"Securities" means, collectively, the Options and the Optioned Shares;

(i)	"Shareholders" means holders of record of the shares of Common Stock; and

(j)	"U.S. Person" shall have the meaning ascribed thereto in Regulation S under the 1933 Act, and for the purpose of the Agreement includes any person in the United States.

1.2 The Company hereby grants to the Optionee, on the terms and conditions set out in this Agreement and in the Plan, Options to purchase a total of _____________Optioned Shares at the Exercise Price.

1.3 The Options are to vest on the Date of Grant. The Options may be exercised immediately after vesting.

1.4 The Options shall, at 5:00 p.m. (Vancouver time) on the Expiry Date, expire and be of no further force or effect whatsoever.

1.5 The Company shall not be obligated to cause the issuance, transfer or delivery of a certificate or certificates representing Optioned Shares to the Optionee, until provision has been made by the Optionee, to the satisfaction of the Company, for the payment of the aggregate Exercise Price for all

Optioned Shares for which the Options shall have been exercised, and for satisfaction of any tax withholding obligations associated with such exercise.

1.6 The Optionee shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distribution therefrom or thereon) except in respect of which the Options have been properly exercised in accordance with the terms of this Agreement.

1.7 The Options will terminate under the following circumstances:

(a)

If the Optionee is an employee, consultant, director or officer of the Company or a subsidiary of the Company, and ceases to be such employee, consultant, director or officer by reason of termination or removal for cause, the Options will terminate on the effective date that the Optionee ceases to be such employee, consultant, director or officer.

(b)

If the Optionee dies, the Optionee’s personal representative will have the right to exercise any unexercised portion of the Option, in whole or in part, at any time until the earlier of (i) the Expiry Date and (ii) the date that is three months after the date of the Optionee’s death.

(c)

If the Optionee is an employee, consultant, director or officer of the Company or a subsidiary of the Company, and ceases to be such employee, consultant, director or officer for any reason other than as set out in subparagraphs (a) or (b) above, including disability, the Options will terminate on the earlier of (i) the Expiry Date and (ii) the date that is 30 days after the effective date of the Optionee ceasing to be such employee, consultant, director or officer.

(d)

If the Optionee ceases to be one type of Optionee (i.e., employee, consultant, director or officer of the Company or a subsidiary of the Company, or a company 100% beneficially owned by one of an employee, consultant, director or officer of the Company or a subsidiary of the Company) but concurrently is or becomes one or more other type of Optionee before the Options terminate, the Options will not terminate but will continue in full force and effect and the Optionee may exercise the Options, subject to the terms and conditions of this Agreement and the Plan, until the earlier of the occurrence of (i) the Expiry Date and (ii) a date pursuant to subparagraph (a), (b) or (c) of this Section 1.7.

(e)	The Options will not be affected by any change of the Optionee’s employment where the Optionee continues to be employed by the Company or any subsidiary of the Company.

1.8 Subject to the provisions of this Agreement and the Plan and subject to compliance with any applicable securities laws, the Options shall be exercisable, in full or in part, at any time after vesting, until termination. If less than all of the shares included in the Options are purchased, the remainder may be purchased at any subsequent time prior to the Expiry Date. Only whole shares may be issued pursuant to the exercise of any Options, and to the extent that any Option covers less than one (1) share, it is not exercisable.

Each exercise of the Options shall be by means of delivery of a Notice of Exercise (which may be in the form attached hereto as Schedule “A”) to the President of the Company at its principal executive office, specifying the number of shares of Common Stock to be purchased and accompanied by payment in cash by certified check or cashier's check in the amount of the full Exercise Price for the Common Stock to be purchased. In addition to payment in cash by certified check or cashier's check, an Optionee or transferee of the Options may pay for all or any portion of the aggregate Exercise Price by complying with one or more of the following alternatives:

(a)

by delivering a properly executed Notice of Exercise together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the Common Stock and deliver directly to the Company the amount of sale or margin loan proceeds to pay the Exercise Price; or,

(b)	by complying with any other payment mechanism approved by the Board at the time of exercise.

It is a condition precedent to the issuance of Optioned Shares that the Optionee execute and/or deliver to the Company all documents and withholding taxes required in accordance with applicable laws.

1.9 Nothing in this Agreement shall obligate the Optionee to purchase any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised the Options in the manner provided in this Agreement.

1.10 Reference is made to the Plan for particulars of the rights and obligations of the Optionee and the Company in respect of:

(a)	the terms and conditions on which the Options are granted; and,

(b)	a consolidation or subdivision of the Company's share capital or an amalgamation or merger;

all to the same effect as if the provisions of the Plan were set out in this Agreement and to all of which the Optionee assents.

1.11 The terms of the Options are subject to the provisions of the Plan, as the same may from time to time be amended, and any inconsistencies between this Agreement and the Plan, as the same may be from time to time amended, shall be governed by the provisions of the Plan.

1.12 By accepting the Options, the Optionee represents and agrees that none of the shares of Common Stock purchased upon exercise of the Options will be distributed in violation of applicable federal and state laws and regulations. The Optionee further represents and agrees to provide the Company with any other document reasonably requested by the Company or the Company’s Counsel.

2. Governing Law

This Agreement is governed by the laws of the State of Nevada and the federal laws of the United States as applicable therein. The Optionee irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

3. Survival

This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the shares underlying the Options by the Optionee pursuant hereto.

4. Assignment

This Agreement is not transferable or assignable.

5. Counterparts and Electronic Means

This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

6. Currency

Unless explicitly stated otherwise, all funds in this Agreement are stated in United States dollars.

7. Severability

The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

8. Resale restrictions

Resale restrictions may apply. Any resale of the shares of Common Stock received upon exercising any Options will be subject to resale restrictions contained in the securities legislation applicable to the Optionee. The Optionee acknowledges and agrees that the Optionee is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions.

9. Professional Advice.

The acceptance of the Options and the sale of Common Stock issued pursuant to the exercise of Options may have consequences under federal and state tax and securities laws which may vary depending upon the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he or she has been advised to consult his or her personal legal and tax advisor in connection with this Agreement and his or her dealings with respect to Options. Without limiting other matters to be considered with the assistance of the Optionee’s professional advisors, the Optionee should consider: (a) whether upon the exercise of Options, the Optionee will file an election with the Internal Revenue Service pursuant to Section 83(b) of the Code and the implications of alternative minimum tax pursuant to the Code; (b) the merits and risks of an investment in the underlying shares of Common Stock; and (c) any resale restrictions that might apply under applicable securities laws.

10. No Employment Relationship.

The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or any related company, express or implied, that the Company or any related company will employ or contract with an Optionee, for any length of time, nor shall it interfere in any way with the Company’s or, where applicable, a related company’s right to terminate Optionee’s employment at any time, which right is hereby reserved.

11. Entire Agreement.

This Agreement is the only agreement between the Optionee and the Company with respect to the Options, and this Agreement and the Plan, once approved, supersede all prior and contemporaneous oral and written statements and representations and contain the entire agreement between the parties with respect to the Options.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

EUOKO GROUP INC.

By:
Authorized Signatory

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WITNESSED BY:	)
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Name	)
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Address	)
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Occupation

Schedule “A”

Notice of Exercise

TO:	Euoko Group Inc.

This Notice of Exercise shall constitute a proper Notice of Exercise pursuant to Section 1.8 of the Stock Option Agreement dated as of __________, 2008 (the "Agreement"), between the Company and the undersigned. The undersigned hereby elects to exercise Optionee's option to purchase____________________shares of the common stock of the Company at a price of US$1.00 per share, for aggregate consideration of US$____________, on the terms and conditions set forth in the Agreement. Such aggregate consideration, in the form specified in Section 1.8 of the Agreement, accompanies this notice.

The Optionee hereby represents and warrants to the Company that the Stock is being purchased only for investment and without intention to sell or distribute such shares.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificates	Name

Address	Address

Telephone Number

DATED at ____________________________________, the _______day of______________, _______.

(Name of Optionee – Please type or print)

(Signature and, if applicable, Office)

(Address of Optionee)

(City, State, and Zip Code of Optionee)

(Fax Number)